REDWOOD MANAGED VOLATILITY PORTFOLIO

Class I

Class N

A Series of Two Roads Shared Trust

Supplement dated July 23, 2015
to the Prospectus and Statement of Additional Information (“SAI”) for the Redwood Managed Volatility Portfolio (the “Portfolio”) dated April 30, 2015

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Effective August 1, 2015, the contractual management fee Redwood Investment Management, LLC, the Portfolio’s investment adviser, receives from the Portfolio is reduced from 1.50% to 1.25% of the Portfolio’s average daily net assets. Accordingly, effective August 1, 2015, all references to the management fee in the Portfolio’s Prospectus and SAI are revised to reflect this reduction, and the following replaces the fee table and expense example on pg. 1 of the Prospectus:

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)	Class I	Class N
Management Fees	1.25%	1.25%
Distribution (12b-1) Fees	None	0.50%
Other Expenses(2)	2.67%	2.67%
Acquired Fund Fees and Expenses(2)(3)	0.45%	0.45%
Total Annual Fund Operating Expenses	4.37%	4.87%
Expense Waiver	(2.43)%	(2.43)%
Total Annual Fund Operating Expenses After Expense Waiver(4)	1.94%	2.44%
(1)	Restated to reflect current fees.
(2)	Based on estimated amounts for Class I shares for the current fiscal year.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.
(4)	The Portfolio’s adviser has contractually agreed to reduce the Portfolio’s fees and/or absorb expenses of the Portfolio until at least May 1, 2016 to ensure that total annual fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Portfolio may invest, or extraordinary expenses such as litigation) will not exceed 1.49% and 1.99% of average daily net assets attributable to Class I and Class N shares, respectively. This agreement may be terminated by the Portfolio’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based upon these assumptions.

The Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if it did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

	1 year	3 years
Class I	$197	$1,103
Class N	$247	$1,247

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement, and the Prospectus and SAI, each dated April 30, 2015, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference. These can be obtained without charge by calling 1-855-RED-FUND (733-3863).